Exhibit 21.1

List of Subsidiaries

A table of subsidiaries of Liberty Latin America Ltd. following the Split-Off is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business.

Subsidiary	Jurisdiction of Formation

Cable and Wireless (Anguilla) Limited	Anguilla

Cable & Wireless Antigua & Barbuda Limited	Antigua & Barbuda

Kelcom International (Antigua & Barbuda) Limited	Antigua & Barbuda

Columbus Communications Limited	Bahamas

CWC Bahamas Holdings Limited	Bahamas

The Bahamas Telecommunications Company Limited	Bahamas

Antilles Crossing (Barbados) IBC, Inc.	Barbados

Cable & Wireless (Barbados) Limited	Barbados

Cable Jamaica (Barbados) Limited	Barbados

Caribbean Data Centers (Barbados) Inc.	Barbados

CNL-CWC Networks Inc.	Barbados

Columbus Acquisitions Inc.	Barbados

Columbus Antilles (Barbados) Limited	Barbados

Columbus Capital (Barbados) Limited	Barbados

Columbus Caribbean Acquisitions Inc.	Barbados

Columbus Communications Inc.	Barbados

Columbus Curacao (Barbados) Inc.	Barbados

Subsidiary	Jurisdiction of Formation

Columbus Eastern Caribbean (Barbados) Inc.	Barbados

Columbus Holdings (Barbados) II SRL	Barbados

Columbus Holdings (Barbados) SRL	Barbados

Columbus International Capital (Barbados) Inc.	Barbados

Columbus International Inc.	Barbados

Columbus Investments Inc.	Barbados

Columbus Jamaica Holdings (Barbados) Inc.	Barbados

Columbus Networks (Cayman) Holdco Limited	Barbados

Columbus Networks Finance Company Limited	Barbados

Columbus Networks Sales, Ltd.	Barbados

Columbus Networks, Limited	Barbados

Columbus Telecommunications (Barbados) Limited	Barbados

Columbus Trinidad (Barbados) Inc.	Barbados

Columbus TTNW Holdings Inc.	Barbados

CWC CALA Holdings Limited	Barbados

CWC-Columbus Asset Holdings Inc.	Barbados

CWI Caribbean Limited	Barbados

Gemini North Cable (Barbados) Inc.	Barbados

Karib Cable Inc.	Barbados

S.A.U.C.E. Holdings (Barbados) (I) Limited	Barbados

Wamco Technology Group Limited	Barbados

Subsidiary	Jurisdiction of Formation

Cable and Wireless Network Services Limited	Bermuda

Liberty Latin America Limited	Bermuda

New World Network International, Ltd	Bermuda

Columbus Networks (Bonaire), N.V.	Bonaire

CNW Leasing Ltd.	Canada

CWC Canada Limited	Canada

Cable & Wireless Communications Insurance Limited	Cayman Islands

Cable & Wireless Jamaica Finance (Cayman) Limited	Cayman Islands

Cable and Wireless (Cayman Islands) Limited	Cayman Islands

Columbus New Cayman Limited	Cayman Islands

CWC Cayman Finance Limited	Cayman Islands

CWC Costa Rica Holdings Limited	Cayman Islands

CWC Macau Holdings Limited	Cayman Islands

CWC New Cayman Limited	Cayman Islands

CWC Overseas Holdco Limited	Cayman Islands

CWC Trinidad Holdings Limited	Cayman Islands

CWC WS Holdings Cayman Ltd.	Cayman Islands

CWIGroup Limited	Cayman Islands

Kelfenora Limited	Cayman Islands

LCPR Cayman Holding Inc.	Cayman Islands

Subsidiary	Jurisdiction of Formation

Liberty Costa Rica Holdings Ltd.	Cayman Islands

LiLAC Ventures Ltd.	Cayman Islands

Sable International Finance Limited	Cayman Islands

United Chile Ventures, Inc.	Cayman Islands

Sociedad Televisora CBC Limitada	Chile

VTR Comunicaciones S.p.A.	Chile

VTR Global Carrier S.A.	Chile

VTR Ingeniería S.A.	Chile

VTR Movíl S.p.A.	Chile

VTR Southam Chile S.p.A.	Chile

VTR.com SpA	Chile

Columbus Networks Zona Franca, Limitada	Colombia

ColumbusNetworks de Colombia, Limitada	Colombia

Lazus Colombia S.A.S.	Colombia

Cable & Wireless (Costa Rica) SA	Costa Rica

Columbus Networks de Costa Rica S.R.L.	Costa Rica

Columbus Networks Wholesale de Costa Rica S.A.	Costa Rica

CWC (Costa Rica) SA	Costa Rica

CWC Wholesale Solutions (Costa Rica) SA	Costa Rica

LBT Acquisitions, S.A.	Costa Rica

Columbus Communications Curacao N.V.	Curacao

Subsidiary	Jurisdiction of Formation

Columbus Networks Antilles Offshore N.V.	Curacao

Columbus Networks Curacao, N.V.	Curacao

Columbus Networks Netherlands Antilles N.V.	Curacao

E-Commercepark N.V.	Curacao

Exploitatiemaatchappij E-Zone Vredenberg N.V.	Curacao

Cable & Wireless Dominica Limited	Dominica

Marpin 2K4 Limited	Dominica

Columbus Networks Dominicana, S.A.	Dominican Republic

CWC Cable & Wireless Communications Dominican Republic SA	Dominican Republic

Columbus Networks de Ecuador S.A.	Ecuador

Columbus Networks El Salvador S.A. de C.V.	El Salvador

SSA Sistemas El Salvador, SA de CV	El Salvador

Columbus Holdings France SAS	France

Cable and Wireless Grenada Limited	Grenada

Columbus Communications (Grenada) Limited	Grenada

Cable & Wireless Panama (Guatemala) SA	Guatemala

Columbus Networks de Guatemala, Limitada	Guatemala

Columbus Networks (Haiti) S.A.	Haiti

Columbus Networks de Honduras S. de R.L.	Honduras

PT Mitracipta Sarananusa	Indonesia

Subsidiary	Jurisdiction of Formation

Pender Insurance Limited	Isle of Man

Cable & Wireless Jamaica Limited	Jamaica

Caribbean Landing Company Limited	Jamaica

Chartfield Development Company Limited	Jamaica

Columbus Communications Jamaica Limited	Jamaica

Columbus Networks Jamaica Limited	Jamaica

D. & L. Cable & Satelitte Network Limited	Jamaica

Dekal Wireless Jamaica Limited	Jamaica

Digital Media & Entertainment Limited	Jamaica

Jamaica Digiport International Limited	Jamaica

Northern Cable & Communication Network Limited	Jamaica

S.A.U.C.E. Communication Network Limited	Jamaica

Columbus Eastern Caribbean Holdings Sarl	Luxembourg

Columbus Networks de Mexico S.R.L.	Mexico

Cable & Wireless Australia & Pacific Holding B.V.	Netherlands

Cable and Wireless International Finance B.V.	Netherlands

Lila Chile Holdings BV	Netherlands

VTR Finance BV	Netherlands

Columbus Networks Nicaragua y Compania Limitada	Nicaragua

SSA Sistemas Nicaragua, Socieded Anonima	Nicaragua

Cable & Wireless Panama S.A.	Panama

Subsidiary	Jurisdiction of Formation

Columbus Networks Centroamérica S. de R.L	Panama

Columbus Networks de Panamá SRL	Panama

Columbus Networks Marítima S. de R.L.	Panama

Compañia para el Soterramiento de Cables SA	Panama

CWC WS (Panama) SA	Panama

CWC WS Holdings Panama SA	Panama

Grupo Sonitel, SA	Panama

Lazus Panama S.A.	Panama

Sonitel, SA	Panama

Telecomunicaciones Corporativas Panameñas S.A.	Panama

Lazus Peru S.A.C	Peru

Columbus Networks Puerto Rico, Inc.	Puerto Rico

Columbus Networks Puerto Rico (2015), Inc.	Puerto Rico

Liberty Cablevision of Puerto Rico LLC	Puerto Rico

Puerto Rico Cable Acquisition Company LLC	Puerto Rico

Cable & Wireless (Seychelles) Limited	Seychelles

Le Chantier Property Limited	Seychelles

Cable & Wireless (Singapore) Pte Limited	Singapore

Cable & Wireless St. Kitts & Nevis Limited	St Kitts and Nevis

Antilles Crossing Holding Company (St. Lucia) Limited	St Lucia

Subsidiary	Jurisdiction of Formation

Bandserve Inc.	St Lucia

Cable and Wireless (St Lucia) Limited	St Lucia

Columbus Communications (St Lucia) Limited	St Lucia

Columbus Eastern Caribbean (St. Lucia) Inc.	St Lucia

Dekal Wireless Holdings Limited	St Lucia

Techvision Inc.	St Lucia

Tele (St. Lucia) Inc.	St Lucia

Cable & Wireless St Vincent and the Grenadines Limited	St Vincent and the Grenadines

Columbus Communications St. Vincent and the Grenadines Limited	St Vincent and the Grenadines

Petrel Communications SA	Switzerland

Cable & Wireless Trinidad and Tobago Limited	Trinidad and Tobago

Cable Company of Trinidad and Tobago Unlimited	Trinidad and Tobago

Columbus Communications Trinidad Limited	Trinidad and Tobago

Columbus Holdings Trinidad Unlimited	Trinidad and Tobago

Columbus Networks International (Trinidad) Ltd.	Trinidad and Tobago

Trinidad and Tobago Trans-Cable Company Unlimited	Trinidad and Tobago

Cable and Wireless (TCI) Limited	Turks and Caicos Islands

Cable & Wireless (UK) Group Limited	UK-England & Wales

Cable & Wireless Carrier Limited	UK-England & Wales

Cable & Wireless Central Holding Limited	UK-England & Wales

Subsidiary	Jurisdiction of Formation

Cable & Wireless DI Holdings Limited	UK-England & Wales

Cable & Wireless International HQ Limited	UK-England & Wales

Cable & Wireless Limited	UK-England & Wales

Cable & Wireless Services UK Limited	UK-England & Wales

Cable & Wireless Trade Mark Management Limited	UK-England & Wales

Cable and Wireless (CALA Management Services) Limited	UK-England & Wales

Cable and Wireless (Investments) Limited	UK-England & Wales

Cable and Wireless (West Indies) Limited	UK-England & Wales

Cable and Wireless Pension Trustee Limited	UK-England & Wales

Cable & Wireless Communications Limited	UK-England & Wales

CWC Communications Limited	UK-England & Wales

CWC UK Finance Limited	UK-England & Wales

CWIG Limited	UK-England & Wales

CWIGroup Limited	UK-England & Wales

LGE Coral Holdco Ltd	UK-England & Wales

Liberty Global CIHB Ltd	UK-England & Wales

Sable Holding Limited	UK-England & Wales

The Eastern Telegraph Company Limited	UK-England & Wales

The Western Telegraph Company Limited	UK-England & Wales

LGI International Holdings, Inc.	USA-Colorado

United Chile, LLC	USA-Colorado

Subsidiary	Jurisdiction of Formation

A.SUR NET, Inc.	USA-Delaware

ARCOS-1 USA, Inc.	USA-Delaware

Cable & Wireless Delaware 1, Inc.	USA-Delaware

Columbus Networks USA, Inc.	USA-Delaware

Columbus Networks Telecommunications Services USA, Inc.	USA-Delaware

Coral-US Co-Borrower LLC	USA-Delaware

Latam Technologies Holding I, LLC	USA-Delaware

LCPR Ventures LLC	USA-Delaware

Leo Cable LLC	USA-Delaware

Leo Cable LP	USA-Delaware

LiLAC Communications Inc.	USA-Delaware

Petrel Communications Corporation	USA-Delaware

SkyOnline Maya-1, LLC	USA-Delaware

Columbus Networks USA (2015), Inc.	USA-Delaware

Cable & Wireless Communications Inc.	USA-Virginia

Columbus Networks Venezuela S.A.	Venezuela

Cable and Wireless (BVI) Limited	Virgin Islands, British

Cable and Wireless (EWC) Limited	Virgin Islands, British